Investments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Investments

		United States Dollar
	Figures in millions unless otherwise stated	2018	2017
17.	INVESTMENTS
	Listed
	At fair value through OCI (2017: available for sale financial assets)	93.0	99.0
	Unlisted
	Asanko redeemable preference shares¹	132.9	—
	Other	0.1	0.1
	Derivative instruments
	Warrants[2]	9.3	5.5

	Total investments[3]	235.3	104.6

[1]	Consists of 164,939,999 redeemable preference shares at par value for US$164,939,999.

The following table shows a reconciliation from the fair value at acquisition to the fair value of the redeemable preference shares at the end of the year (level 3 financial instrument):

Fair value at acquisition	129,9
Net change in fair value (recognised in OCI)	3,0

Fair value at end of the year	132,9

The fair value is based on the expected cash flows of the Asanko Gold Mine based on the life-of-mine model. The following key inputs were used in the valuation of the fair value:

Par value of the preference shares	US$	165.0 million
Market-related interest rate		7,85%
Expected redemption period		5 years

Any reasonable change in the timing of the cash flows or market-related discount rate could materially change the fair value of the redeemable preference shares (refer note 38 for sensitivity analysis performed).

Refer to note 15 and 16.1 (b) for further details.

[2]	Consists of 10.0 million common share purchase warrants of Maverix. Refer note 16.1 (c) for further details.
[3]

With the adoption of IFRS 9, all listed investments were reclassified from available for sale financial assets to financial assets designated at fair value through OCI. Refer note 43 for details of major investments.